UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)              August  30 , 2006

Mac-Gray Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13495	04-3361982
(Commission File Number)	(IRS Employer Identification No.)

404 Wyman Street, Suite 400
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 487-7600

(Registrant’s Telephone Number, Including Area Code)

22 Water Street, Cambridge, Massachusetts 02141

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01               Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2006, the New York Stock Exchange (“NYSE”) sent a letter to Mac-Gray Corporation (the “Company”) notifying the Company that it was deficient in meeting the requirements of Sections 303A.07(a) and 303A.12(a) of the New York Stock Exchange Listed Company Manual.  Those sections require a listed company to have an audit committee consisting of at least three members and to disclose in its annual report to shareholders that the annual corporate governance certification of the company’s Chief Executive Officer (“CEO”) for the prior year has been submitted to the NYSE. The NYSE’s letter stated that the Company would be noncompliant if it was not able to cure these deficiencies by August 30, 2006.

As previously disclosed, effective July 28, 2006, Larry L. Mihalchik resigned as a member of the Company’s Board of Directors.  Mr. Mihalchik also was a member of the Company’s Audit Committee, and, accordingly, Mr. Mihalchik’s resignation caused the Company’s Audit Committee to have only two members. On August 28, 2006, the Board of Directors of the Company appointed Thomas E. Bullock, a member of the Board of Directors since 2000, to the Audit Committee.  Mr. Bullock satisfies the independence requirements set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934 and under Section 303A.02 of the NYSE Listed Company Manual.  The Company’s Audit Committee now consists of three members and the Company is no longer deficient in meeting the requirements of Section 303A.07(a).

 The Company timely submitted to the NYSE on June 27, 2006 an Annual Chief Executive Officer Certification indicating that the CEO of the Company was not aware of any violation by the Company of the NYSE’s corporate governance listing standards. However, in its 2005 annual report to shareholders, the Company inadvertently omitted a required disclosure that the CEO had submitted the previous year’s annual corporate governance certification to the NYSE. The Company is hereby disclosing that on July 21, 2005, its CEO submitted the annual corporate governance certification to the NYSE.  The Company has been advised by the NYSE that the inclusion of the required disclosure in this current report on Form 8-K has cured the deficiency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAC-GRAY CORPORATION

Date: August 30, 2006	By:	/s/ Michael J. Shea
Name: Michael J. Shea
Title: Executive Vice President and Chief Financial Officer